                                                             Amendment #3
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                             (PRUCO OF NJ)
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.       SECTION 10a, COMMENCEMENT OF REINSURANCE COVERAGE - AUTOMATIC REINSURANCE, shall be replaced by the following:

         a.  AUTOMATIC REINSURANCE

         MUNICH's  reinsurance  coverage  for  any  policy  that is  ceded  automatically  under  this  Agreement  will  begin  and end simultaneously with PRUCO OF NJ's contractual liability for the policy reinsured.

         In  addition,  MUNICH  will be liable for  benefits  paid under  PRUCO OF NJ's  conditional  receipt  or  temporary  insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met.

         For UL and VUL II policies,  MUNICH's liability under PRUCO OF NJ's conditional  receipt or temporary  insurance  agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $200,000.

         For  ProFunds  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or temporary  insurance  agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $300,000.

2.       SCHEDULE A, Section 1, PLANS REINSURED, shall be replaced by the following:

         PLANS REINSURED:

         This Agreement covers the following plans:

o        PruLife Universal (UL) - Policies issued by PRUCO OF NJ (Form Number UL-2000 and all state variations)
o        PruLife Custom Premier (VUL II) - Policies issued by PRUCO OF NJ (Form Number VUL-2000 and all state variations)
o        PruLife Advisor Select 2002 (Pro-Funds) - Policies issued by PRUCO OF NJ (Form Number VULPAS 2002 and all state variations)
o        Target Term Rider (TTR) issued by PRUCO OF NJ (currently available on VUL II policies)

         Excluded from reinsurance  under this Agreement are the Waiver of Premium and Accidental Death Benefits  included in the above reinsured  policies.  Also excluded from  reinsurance  under this Agreement are riders that provide  additional life insurance on the lives of any dependent children of the policyholder.  Included under this Agreement is the Living Needs Benefit rider.

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         AUTOMATIC PORTION REINSURED:

         US/Canadian Residents

         UL-VUL II - MUNICH will  automatically  reinsure an amount  equal to 20% of the net amount at risk  related to the face amount of insurance.

         ProFunds - MUNICH  will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the face amount of insurance.

         The net amount of risk is determined as of the issue date and each subsequent  policy  anniversary and is defined as the death benefit  minus the contract  fund.  The first layer of the face amount varies by age and rating class and is shown in Schedule
         A, Section 4 below.

         Non US/Canadian Residents

         UL-VUL II - MUNICH will  automatically  reinsure an amount  equal to 20% of the net amount at risk  related to the face amount of insurance.

         ProFunds - MUNICH  will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the face amount of insurance.

4.       SCHEDULE A, Section 3, AUTOMATIC RETENTION LIMIT, shall be replaced by the following:

         AUTOMATIC RETENTION LIMIT:

         UL-VUL  II - PRUCO OF NJ will  retain  at  least  10% of each  policy.  PRUCO  OF NJ may  cede up to 70% of each  policy  on a first-dollar quota share basis to other reinsurers.

         ProFunds  - PRUCO  OF NJ will  retain  at  least  10% of each  policy.  PRUCO  OF NJ may  cede up to 60% of each  policy  on a first-dollar quota share basis to other reinsurers.

5.       SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

         UL-VUL II:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 70,000,000                $ 65,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 33,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 43,000,000                $ 40,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 21,000,000                $ 18,000,000                 $ 11,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,200,000                 $ 4,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 60,000,000                $ 60,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 47,000,000                $ 47,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 38,000,000                $ 38,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 18,000,000                $ 18,000,000                 $ 10,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,200,000                 $ 3,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         ProFunds:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 65,000,000                $ 60,000,000                 $ 39,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 53,000,000                $ 48,000,000                 $ 30,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 39,500,000                $ 36,500,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 23,500,000                $ 20,500,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 20,000,000                $ 17,000,000                 $ 10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 12,500,000                $ 10,500,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,050,000                 $ 4,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured          Preferred Best               Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 55,000,000                $ 55,000,000                 $ 39,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 43,000,000                $ 43,000,000                 $ 29,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 34,500,000                $ 34,500,000                 $ 20,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 20,500,000                $ 20,500,000                 $ 13,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 17,000,000                $ 17,000,000                 $ 19,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 10,500,000                $ 9,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,050,000                 $ 3,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of
         Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE REINSURER on that life  will not exceed the amounts in the following tables:

         UL-VUL II

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 10,000,000                $ 7,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 5,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 7,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 300,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 2,000,000          $ 1,500,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,500,000          $ 1,000,000            None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

         ProFunds

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 15,000,000                $ 10,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 12,000,000                $ 7,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 10,500,000                $ 4,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 4,500,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 3,000,000                 $ 1,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 450,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 3,000,000          $ 2,250,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 2,250,000          $ 1,500,000            None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 6,000,000         $ 4,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $4,500,000         $ 3,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================
In witness of the above, PRUCO OF NJ and MUNICH have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of  May 1, 2002.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:________________________________                         By:______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:________________________________                         By:______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                              Amendment #5
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                             (PRUCO OF NJ)
                                                                  And
                                                  MUNICH AMERICAN REASURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.       SECTION 10a, COMMENCEMENT OF REINSURANCE COVERAGE - AUTOMATIC REINSURANCE, shall be replaced by the following:

a.       AUTOMATIC  REINSURANCE - MUNICH's  reinsurance  coverage for any policy that is ceded  automatically under this Agreement will begin and end simultaneously with PRUCO OF NJ's contractual liability for the policy reinsured.

              In  addition,  MUNICH will be liable for benefits  paid under PRUCO OF NJ's  conditional  receipt or temporary  insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met.

         For UL, VUL II and VUL 2004  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or temporary  insurance agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $200,000.

         For  ProFunds  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or temporary  insurance  agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $300,000.

2.       SCHEDULE A, Section 1, PLANS REINSURED, shall be replaced by the following:

         PLANS REINSURED:

         This Agreement covers the following plans:

o        PruLife Universal (UL) - Policies issued by PRUCO OF NJ (Form Number UL-2000 and all state variations)
o        PruLife Custom Premier (VUL II) - Policies issued by PRUCO OF NJ (Form Number VUL-2000 and all state variations)
o        PruLife Custom Premier II (VUL 2004) - Policies issued by PRUCO OF NJ (Form Number VUL-2004 and all state variations)
o        PruLife Advisor Select 2002 (Pro Funds) - Policies issued by PRUCO OF NJ (Form Number VULPAS 2002 and all state variations)
o        Target Term Rider (TTR) issued by PRUCO OF NJ (currently available on VUL II and VUL 2004 policies)

         Excluded from reinsurance  under this Agreement are the Waiver of Premium and Accidental Death Benefits  included in the above reinsured  policies.  Also excluded from  reinsurance  under this Agreement are riders that provide  additional life insurance on the lives of any dependent children of the policyholder.  Included under this Agreement is the Living Needs Benefit rider.

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         AUTOMATIC PORTION REINSURED:

         US/Canadian Residents

         UL, VUL II and VUL 2004 - MUNICH will  automatically  reinsure an amount equal to 20% of the net amount at risk related to the first layer of the face amount of insurance.

         ProFunds - MUNICH will  automatically  reinsure an amount equal to 30% of the net amount at risk related to the first layer of the face amount of insurance.

         The net amount of risk is determined as of the issue date and each subsequent  policy  anniversary and is defined as the death benefit  minus the contract  fund.  The first layer of the face amount varies by age and rating class and is shown in Schedule
         A, Section 4 below.

         Non US/Canadian Residents

         UL, VUL II and VUL 2004 - MUNICH will  automatically  reinsure an amount equal to 20% of the net amount at risk related to the first layer of the face amount of insurance.

         ProFunds - MUNICH  will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the first layer of the face amount of insurance.

4.       SCHEDULE A, Section 3, AUTOMATIC RETENTION LIMIT, shall be replaced by the following:

         AUTOMATIC PORTION RETAINED:

         UL,  VUL II and VUL  2004 - PRUCO  OF NJ will  retain  at  least  10% of each  policy.  PRUCO OF NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

         ProFunds  - PRUCO  OF NJ will  retain  at  least  10% of each  policy.  PRUCO  OF NJ may  cede up to 60% of each  policy  on a first-dollar quota share basis to other reinsurers.

5.       SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the automatic issue limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 70,000,000                $ 65,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 33,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 43,000,000                $ 40,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 21,000,000                $ 18,000,000                 $ 11,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,050,000                 $ 4,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 60,000,000                $ 60,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 47,000,000                $ 47,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 38,000,000                $ 38,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 18,000,000                $ 18,000,000                 $ 10,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,050,000                 $ 3,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of
         Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with MUNICH on that life will not exceed the amounts in the following tables:

         UL, VUL II and VUL 2004

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 10,000,000                $ 7,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 5,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 7,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 300,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 1,333,200          $ 1,000,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,000,000           $ 666,600             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

         ProFunds

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 15,000,000                $ 10,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 12,000,000                $ 7,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 10,500,000                $ 4,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 4,500,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 3,000,000                 $ 1,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 450,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 1,999,800          $ 1,500,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,500,000           $ 999,900             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 6,000,000         $ 4,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $4,500,000         $ 3,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

In witness of the above, PRUCO OF NJ and MUNICH have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of May 17, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
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By:________________________________                         By:______________________________
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Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
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Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:________________________________                         By:______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------